UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 15, 2023

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06479	13-2637623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 Knights Run Avenue, Suite 1200

Tampa, Florida 33602

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 209-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value $0.01 per share)	OSG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Overseas Shipholding Group, Inc. (the “Company”) was held on June 15, 2023. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Company’s solicitation. At the record date for the Annual Meeting, 79,191,275 shares of the Company’s Class A Common Stock (“Common Stock”) were outstanding and entitled to vote, of which 57,809,474 shares were represented at the Annual Meeting, constituting 73% of the shares of Common Stock outstanding and entitled to vote; accordingly, a quorum was present. There were 7,661,124 broker non-votes on matters 1, 2, 3, and 5 below; there were no broker non-votes on matter 4. The following summarizes all matters voted on at the Annual Meeting.

1. Election of Directors. Each nominee, other than Ms. Luria, was an incumbent director, no other person was nominated, and each nominee was elected, subject to the Company’s Bylaws, as a director of the Company until the next annual meeting of stockholders and until the election and qualification of his or her respective successor. The tabulation of votes cast was as follows:

	For	Withheld
Rebecca DeLaet	50,067,859	80,491
Joseph I. Kronsberg	50,102,367	45,983
Elaine G. Luria	50,072,455	75,895
Samuel H. Norton	50,101,627	46,723
John P. Reddy	50,102,426	45,924
Julie E. Silcock	47,198,276	2,950,074
Gary Eugene Taylor	47,106,312	3,042,038
Douglas D. Wheat	50,098,857	49,493

2. Executive Compensation. Stockholders approved, on an advisory basis, the resolution to approve the compensation of the Named Executive Officers for 2022 as described in the “How We Compensate Our Executives” section and in the accompanying compensation tables and narrative in the Company’s Proxy Statement filed on May 1, 2023. The tabulation of votes cast was as follows:

For	Against	Abstentions
49,895,083	216,739	36,223

3. Frequency of Future Advisory Votes on Named Executive Officers’ Compensation. Stockholders approved, on an advisory basis, a one-year frequency of future advisory votes on the compensation of the Company’s Named Executive Officers. The tabulation of votes cast was as follows:

1 Year	2 Years	3 Years	Abstentions
45,037,847	164,382	4,895,687	50,444

Based upon the results of this vote, the Company intends to continue its current practice of seeking shareholder approval, on an advisory basis, on the compensation of its Named Executive Officers every year.

4. Auditor Appointment Ratification. Stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered certified public accounting firm for 2023. The tabulation of votes cast was as follows:

For	Against	Abstentions
57,789,185	11,622	8,667

5. Amendment to Amended and Restated Certificate of Incorporation. Stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit the exculpation of officers in certain circumstances as permitted by Delaware law. The tabulation of votes cast was as follows:

For	Against	Abstentions
49,061,512	1,051,297	34,541

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: June 21, 2023

	By:	/s/ SUSAN ALLAN
Susan Allan
Vice President, General Counsel and
Corporate Secretary